SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 8, 2002

                        HOME PROPERTIES OF NEW YORK, INC.
             (Exact name of Registrant as specified in its Charter)


MARYLAND                                1-13136                  16-1455126
(State or other                 (Commission file number       (I.R.S. Employer
jurisdiction of incorporation                            Identification  Number)
or organization)
                               850 CLINTON SQUARE
                            ROCHESTER, NEW YORK 14604
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (585) 546-4900


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c.       Exhibits

         Exhibit 99.1      Press Release
         Exhibit 99.2      Supplemental Information
         Exhibit 99.3 Fourth Quarter 2001 Earnings Conference Call script and text of slides


ITEM 9.  REGULATION FD DISCLOSURE

         On February 8, 2002, the Registrant issued a press release announcing its results for the fourth quarter of 2001. The related press release is attached hereto as Exhibit 99.1.

         Attached as Exhibit 99.2 is information supplemental to the financial information contained in the February 8, 2002 press release.

         On February 8, 2002, the Registrant held its fourth quarter 2001 investor conference call. Also, the conference call included slides shown during the conference call, and the written description of those slides is included in the following script from that conference call. The script of the conference call and the text of the slides is attached as Exhibit 99.3 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 8, 2002            HOME PROPERTIES OF NEW YORK INC.
                                    (Registrant)



                                    By: /s/David P. Gardner
                                        ------------------------------------
                                        David P. Gardner, Senior Vice President